SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                 --------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported) :
                                October 8, 1999
           --------------------------------------------------------

                                CBS Corporation
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

                                 Pennsylvania
          ---------------------------------------------------------
                (State or other jurisdiction of incorporation)

            1-00977                                    25-0877540
--------------------------------        ---------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

51 West 52nd Street, New York, NY                                  10019
-------------------------------------------                 -----------------
(Address of principal executive offices)                        (Zip Code)

                                (212) 975-4321
              ---------------------------------------------------
                        (Registrant's Telephone Number)

Item 5. Other Events.

          CBS Corporation (the "Registrant") and Viacom Inc. ("Viacom") have entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 6, 1999, as amended and restated as of October 8, 1999, which is attached hereto as Exhibit 2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          (c) The following exhibit is filed with this report:

          2 Amended and Restated Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999, between Viacom Inc. and CBS Corporation.

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CBS CORPORATION

Date:  October 8, 1999                   By:      /s/ Angeline C. Straka
                                         Name:    Angeline C. Straka
                                         Title:   Vice President, Secretary and
                                                  Deputy General Counsel

                                 EXHIBIT INDEX

Exhibit    Description

2 Amended and Restated Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999, between Viacom Inc. and CBS Corporation.